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THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES -- SUPPLEMENT DATED
DECEMBER 1, 2001, TO THE CURRENT PROSPECTUS AND SUPPLEMENTS TO PROSPECTUS FOR IL COLI


This supplement modifies certain information in the above-referenced prospectus as supplemented to date (together, the "Prospectus") for certain groups that satisfy our requirements which may include requirements regarding the number and policy account values of inforce policies as well as the number, and face amount of prospective policies to be issued and the anticipated first year premium for those policies. We will determine the groups to which this supplement applies pursuant to our established procedures and will not discriminate unreasonably or unfairly against policy owners. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.

     1. MORTALITY AND EXPENSE RISK CHARGE:

     The paragraph regarding the mortality and expense risk charge under the Table of policy charges in the "Charges and expenses you will pay" section of the prospectus is replaced in its entirety with the following:

       Mortality and expense risk charge:   .50% (effective annual rate) of the
                                            value you have in your policy's
                                            investment options (not including
                                            any amounts we are holding as
                                            collateral for policy loans). We
                                            have the right however, to increase
                                            this charge, but not to more than
                                            .80%).



     2. SALES CHARGE:

     The paragraph regarding the sales charge under the Table of policy charges in the "Charges and expenses you will pay" section of the prospectus and the paragraph entitled "Sales charge" under the "Deducting policy charges" section of the prospectus are each replaced their entirety with the following:

      We do not deduct any sales charge from the policy's account value as part of the regular monthly deduction.















            The Equitable Life Assurance Society of the United States
                               New York, NY 10104


Doc. #144203
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